Exhibit 32.1

CERTIFICATION PURSUANT TOSECTION
906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Meier Worldwide Intermedia Inc., a Nevada corporation (the “Company”), on Form 10-QSB for the period ended April 30, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, James Meier, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 24, 2004

By:/s/ James Meier

James Meier
President, CEO and Chief Accounting Officer